SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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AUXILIO, INC.
(Name of the Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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26300 La Alameda, Suite 100
Mission Viejo, California 92691
949-614-0700

April 7, 2011

Dear Fellow Stockholder:

You are cordially invited to attend our 2011 Annual Meeting of Stockholders, which will be held at V’uz Restaurant, 12234 S. Draper Gate Drive, Draper, Utah 84020, at 4:00 p.m. Mountain Time on Thursday, May 19, 2011.  The formal meeting Notice and Proxy Statement are attached.

At this year’s Annual meeting, stockholders will be asked to elect seven directors to serve for this coming year, to approve the 2011 Stock Incentive Plan and to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2011.

Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented and voted at the meeting, and we urge you to vote as soon as possible.  As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by telephone, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.  Timely voting by any of these methods will ensure your representation at the Annual Meeting.

We look forward to seeing you on May 19th.

By Order of the Board of Directors,

By:	/s/ Paul T. Anthony
Paul T. Anthony
Chief Financial Officer and Secretary

AUXILIO, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2011
_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Auxilio, Inc. will be held on Thursday, May 19, 2011, at 4:00 p.m. Mountain Time at V’uz Restaurant, 12234 S. Draper Gate Drive, Draper, Utah 84020 for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.
To elect the following persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified: Edward B. Case, Joseph J. Flynn, Michael Joyce, John D. Pace, Max Poll, Mark St. Clare and Michael Vanderhoof;

2.	To approve the 2011 Stock Incentive Plan;

3.	To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2011; and

4.	To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on March 31, 2011 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all shareholders to attend the Annual Meeting in person.  Whether or not you plan to attend, it is important that your shares are represented and voted at the meeting.  As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or voting instructions form in the mail, by mailing the completed proxy card or voting instruction form.  For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” on page 1 of the Proxy Statement.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our Common Stock as of the record date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS
A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET.  THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/AUXILIO2011 OR WWW.SEC.GOV.  INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THESE MATERIALS RELATED TO THE 2011 ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2011

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors to be voted at our Annual Meeting of Stockholders to be held at V’uz Restaurant, 12234 S. Draper Gate Drive, Draper, Utah 84020, on May 19, 2011, at 4:00 p.m. Mountain Time, and any and all adjournment(s) or postponement(s) thereof.  In addition to the original solicitation by mail or through the Internet, certain of our officers, directors and employees may solicit proxies by telephone or in person.  We have not specially engaged employees or solicitors for proxy solicitation purposes.  All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of our shares, will be borne by us.  You may vote in person at our Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet.  This Proxy Statement and the accompanying proxy are being made available to our stockholders via the Internet on or about April 7, 2011.  Unless otherwise indicated, “Auxilio,” the “Company,” “we,” “us” and “our” shall refer to Auxilio, Inc.  The proxy solicitation materials were first sent on or about April 7, 2011 to all stockholders entitled to vote at the Annual Meeting.

The person named as proxy was designated by the Board of Directors and is our Chief Financial Officer.  All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made.  Proxies submitted without specification will be voted FOR the election of each of the seven nominees to our Board of Directors listed in the Proxy Statement, FOR the approval of the 2011 Stock Incentive Plan, and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date.  A proxy may also be revoke by any stockholder delivering a written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At this year’s Annual Meeting, stockholders will be asked to elect seven directors, to approve the 2011 Stock Incentive Plan, to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2011, and to transact such other business as may properly come before the Annual Meeting The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding notice and are described in more detail in this Proxy Statement.

Voting

If, as of March 31, 2011, you are a registered owner (meaning that your shares are registered in our records as being owned in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•	by proxy-you may complete the proxy card and mailing it to the Company;

•	by Internet or telephone in accordance with the instructions in the proxy card; or

•	in person-you may attend the Annual Meeting and cast your vote there.

If, as of March 31, 2011, you are a beneficial owner whose shares are held in “street-name” by a bank, broker or other record holder, please refer to your voting instruction card and other materials forwarded by such record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares in the way that you indicate.  When completing the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the matters presented at the annual meeting.

If you do not indicate how your shares should be voted on a matter, the shares represented by your properly submitted proxy will be voted as the Board of Directors recommends.  If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary of the Company prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person.  You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 26300 La Alameda, Suite 100, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by such record holder for voting in person at the Annual Meeting.  The beneficial holder also must obtain from such record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY.  THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares will be represented at the Annual Meeting.  The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders.  If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attention Corporate Secretary at the address noted above or call us at 949-614-0700.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of March 31, 2011, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the record date, 19,336,651 shares of our common stock, par value $0.001 (“Common Stock”) were issued and outstanding.  Each share of Common Stock is entitled to one vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present.  The presence at the Annual Meeting, either in person or by proxy, of holders of shares of our Common Stock entitled to vote and representing at least a majority of our outstanding voting power will constitute a quorum for the transaction of business.  Accordingly, shares representing at least 9,668,326 votes must be present in person or by proxy at the Annual Meeting.  Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business.  If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares on such matter. Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on proposal 3 included in this proxy statement unless they receive other instructions from their customers. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes on proposals 1, 2 and 3 is discussed under each respective proposal.

Proposal One, Election of Directors.  Our directors will be elected by a plurality of votes cast at the Annual Meeting, which means for the director to be elected to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified, the votes “for” the director must exceed the votes “against” that director. Abstentions are not counted for the purposes of election of directors.  Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board of Directors or for such lesser number of nominees as may be prescribed by the Board of Directors. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two, Approval of the 2011 Stock Incentive Plan:  Approval of the 2011 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three, Ratification of Haskell & White LLP as our Independent Registered Public Accountants.  Ratification of Haskell & White requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Other Matters.  For each other item, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval.  If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal.  If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted.  It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 26300 La Alameda, Suite 100, Mission Viejo, California, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2012 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2012 Annual Meeting of Stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 26300 La Alameda, Suite 100, Mission Viejo, California, no later than January 15, 2012 in order to be considered for inclusion in the Company’s proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2011 Annual Meeting of Stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until March 1, 2010; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors are elected at each annual stockholder’s meeting to hold office until the next annual meeting or until their successors are elected and have qualified.  Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the seven (7) nominees named below.  All of the nominees currently are directors of the Company.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy.  Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes.  However, the number of votes otherwise received by the nominee will not be reduced by such action.  Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position with the Company
Edward B. Case	59	Director, Chairman of the Audit Committee
Joseph J. Flynn	45	Chief Executive Officer, President
Michael Joyce	68	Director, Chairman of the Compensation Committee
John D. Pace	57	Director, Chairman of the Board and Member of the Compensation Committee
Max Poll	64	Director, Member of the Audit Committee
Mark St. Clare	64	Director, Member of the Audit Committee
Michael Vanderhoof	51	Director, Member of the Compensation Committee

Edward B. Case, 59. Mr. Case has over 28 years experience leading healthcare, academic and community organizations.  Since January 2006, he has served as the Executive Vice President and Chief Financial Officer for The Rehabilitation Institute of Chicago (“RIC”) where he provides leadership and oversight for all aspects of the Institute.  From December 2003 to December 2005, Mr. Case was the President and Owner of Healthcare Resource Associates, a leading provider of business process outsourcing services focused on cash flow improvements for hospitals and physicians.  Mr. Case has also served as Chief Executive Officer and President of Presbyterian Healthcare, as well as Chief Executive Officer and Chief Financial Officer of BJC Health Systems, and Chief Financial Officer at St. John’s Mercy Medical Center.  Mr. Case has served as a member of the Company’s Board of Directors since January 2006.

Mr. Case’s extensive healthcare industry financial leadership background provides the Board substantial financial and accounting expertise.  Having served as the Chief Executive Officer and Chief Financial Officer of healthcare enterprises, Mr. Case brings to the Board strong accounting and financial oversight required for our financial reporting and enterprise and operational risk management.

Joseph J. Flynn, 45.  Mr. Flynn has been a member of the Company’s Board of Directors since 2003 and has served as the Company’s President and Chief Executive Officer since September 2009.  This is his second term as the Chief Executive Officer and President of the Company, having previously served in this capacity from 2004 to 2006.  As our Chief Executive Officer, Mr. Flynn is responsible for executive management and leadership, strategic direction and stockholder relations.  Mr. Flynn has over 20 years of experience in leading large international service operations in business media, software, and technology firms.  During his hiatus from the Company, Mr. Flynn was the Vice President of the Sport Group for the Nielsen Company.

Mr. Flynn experience in service based organizations together with his historical perspective of the Company has given him extensive knowledge of the business model and brings leadership and unique perspective to the Board.

Michael Joyce, 68.  Mr. Joyce has more than 30 years of experience in automotive and automotive related industries.  Prior to his retirement in 1998, Mr. Joyce was President, Chief Executive Officer, and a principal owner of Pacific Baja Light Metals, Inc., a manufacturer of aluminum wheels and other machined aluminum castings of the automotive industry.  Pacific Baja has manufacturing facilities in the United States and Mexico.  From 1971 to 1983, Mr. Joyce held various management positions with Rockwell International, the last as Vice President and General Manager of its Western Wheel Division, a manufacturer of aluminum wheels.  Currently at Superior Industries Inc. in Van Nuys, California, Mr. Joyce serves on the Compensation/Benefits Committee of the Board of Directors.  Mr. Joyce holds a degree in Physics from Kent State University and an MBA from Ohio State University.  Mr. Joyce has served as a member of the Company’s Board of Directors since June 2007.

Mr. Joyce brings corporate governance expertise to the Board garnered through his leadership positions and board service with other entities.  His experience and qualifications provide sound governance leadership to the Board.

John D. Pace, 57.  Mr. Pace is the Non-executive Chairman of the Board and Chief Strategy Officer.  He spent 25 years with ServiceMaster Management Services which provided outsourced services to healthcare.  Mr. Pace served there in a variety of senior leadership roles, the last as Executive Vice President for the West.  Mr. Pace retired from ServiceMaster in March 2002.  Mr. Pace has served as a member of the Company’s Board of Directors since 2004 and is a member of the compensation committee.

Mr. Pace’s career experience in leading a division of a successful Fortune 500 company that  provided outsource services to healthcare, brings to the Board insight and knowledge in industry and Company operations.  His background is an asset in strategic planning to the Company.

Max Poll, 64.  Mr. Poll most recently served as President and Chief Executive Officer of Scottsdale Healthcare, where he retired from in October 2005.  He has been in health care administration for over 30 years and has held the positions of President & Chief Executive Officer of Barnes Hospital in St. Louis, Missouri, the primary teaching affiliate of Washington University School of Medicine; Administrator & Chief Executive Officer of Boone Hospital Center, Columbia, Missouri; and Assistant Director of St. Luke’s Hospital, Kansas City, Missouri.  Mr. Poll received his Bachelors of Business Administration from Western Michigan University, and his Masters of Hospital Administration from the University of Minnesota.  His activities have included board, committee membership, and officer positions on metropolitan, state and national health organizations, including the American Hospital Association, Association of American Medical Colleges, and Voluntary Hospitals of America, Inc.

Mr. Poll is a Fellow in the American College of Healthcare Executives, and currently is a board member of the International Genomics Consortium and serves as its Executive Advisor.  He is also a founder and director of Goldwater Bank in Scottsdale, Arizona.  Mr. Poll has served as a member of the Company’s Board of Directors since 2005.

Mr. Poll’s career as a leader of various healthcare organizations provides the Board invaluable substantial operational expertise.

Mark St. Clare, 64.  Mr. St. Clare’s background as a Board Member, Chief Financial Officer and Sr. Technology Executive includes successful leadership and management results in a number of segments of the technology industry.  These experiences have involved IPO’s, venture capital funded startups, high growth international companies, and extensive Wall Street contacts.  He has been responsible for the financial, IT and legal operations at private start up operations as well as large public high growth international companies and has managed multiple acquisitions.  Mr. St. Clare most recently served as Chief Financial Officer of Access 360 where he retired from in October 2002.  As a board member and chair of the audit committee of Websense, Inc., he has been deeply involved in SOX 404 issues.  He is also a member of their audit and governance committees.  Mark St. Clare has also served as an Advisory Board Member at a previous security software company. Mr. St. Clare has served as a member of the Company’s Board of Directors since June 2007.

Mr. St. Clare’s career as executive with technology based companies provides the Board invaluable business strategy expertise.  As a financial executive with proven management skills, Mr. St. Clare brings to the Board strong accounting and financial oversight required for our financial reporting and enterprise and operational risk management.  Having served in corporate leadership positions and audit committees of other public companies, Mr. St Clare is valuable to the Board with respect to exercising control and oversight of our financial reporting.

Michael Vanderhoof, 51.  Mr. Vanderhoof is Chairman of Cambria Asset Management LLC and a principal in Cambria Investment Fund LP. Cambria Asset Management is the holding corporation for Cambria Capital LLC, a FINRA registered broker dealer with offices in Los Angeles, San Francisco and Salt Lake City.  Cambria Investment Fund LP provides bridge loans and equity financing to early stage developing companies.  Mr. Vanderhoof is a board member of Bionovo, Inc.  He has over twenty years experience in the capital markets.  From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing.  From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies.  His career began in 1985 as an Account Executive for a FINRA broker-dealer firm in Salt Lake City, Utah.  Mr. Vanderhoof has served as a member of our Board of Directors since 2001.

Mr. Vanderhoof’s background in entrepreneurial investment brings to the Board strategic planning and risk management skills that are important to the implementation of our growth strategies and oversight of the Company and operational risk management.

Board Meeting and Attendance

During fiscal year 2010, our Board of Directors held seven meetings in person or by telephone.  Members of our Board of Directors are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business.  Each director, with the exception of Michael Vanderhoof, attended at least 75% of the total number of meetings of our Board of Directors and the total number of meetings held by all committees of our Board of Directors on which such director served during the year.

Director Independence

The Board of Directors has affirmatively determined that the following members of the Board of Directors meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards:  Edward B. Case, Michael Joyce, Max Poll and Mark St. Clare.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer.  Mr. Flynn serves as Chief Executive Officer while Mr. Pace is currently the non-executive Chairman of the Board.  Although Mr. Pace is not independent, the Board has ensured that a majority of it’s members are independent.  The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees.  The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve.  At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk.  The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us such as financing activities.  The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices.  The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board of Directors

Compensation Committee

The Compensation Committee is presently composed of Michael Joyce, who serves as chairperson of the committee, John D. Pace and Michael Vanderhoof.  Neither Mr. Vanderhoof nor Mr. Pace meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards.  Pursuant to the authority delegated to it by the Board of Directors, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies.  This committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants.  The compensation levels recommended by the Compensation Committee are ratified by the Board of Directors.  The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation.  The Compensation Committee met three times during the fiscal year ended December 31, 2010.  The compensation committee does not have a written charter.

Audit Committee

The Audit Committee is presently composed of Edward B. Case, who serves as chairperson, Max Poll and Mark St. Clare, all of whom meet the definition of “independent” set forth in the NASDAQ corporate governance listing standards.  The Board of Directors has also determined that each of Edward B. Case and Mark St. Clare is an “audit committee financial expert,” as defined by the rules of the SEC.  The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing the results of each audit and quarterly review with our independent registered public accounting firm, and discussing the adequacy of our accounting and control systems.  The Audit Committee met four times during the fiscal year ended December 31, 2010.  The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Annex A.

Nomination of Directors

We currently do not have a standing nominating committee.  The members of the Board of Directors perform the functions of a nominating committee.  The Board of Directors does not believe it needs a separate nominating committee because the directors have the time and resources to perform the function of recommending nominees to the Board.  Nominees for the Board of Directors are selected and approved by a majority of the directors and voted upon by the directors.

In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board of Directors, the balance of management and independent directors and the need for specialized expertise.  The members of the Board of Directors identify director nominees through a combination of referrals, including by management, existing members of the Board of Directors and stockholders, and direct solicitations, where warranted.  Referrals of director nominees should be sent to the Board of Directors, c/o Chief Financial Officer, Auxilio, Inc., 26300 La Alameda, Suite 100, Mission Viejo, California 92691.  All referrals will be compiled by the Chief Financial Officer and forwarded to the Board of Directors.  At a minimum, a recommendation should include the individual’s current and past business or professional affiliations and experience, age, stock ownership, particular banking or business qualifications, if any, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors or any individual director by sending written communications addressed to the Board of Directors, or to the individual member of the Board of Directors, c/o Chief Financial Officer, Auxilio, Inc., 26300 La Alameda, Suite 100, Mission Viejo, California 92691.  All communications are compiled by the Chief Financial Officer and forwarded to the Board of Directors or the individual director(s) accordingly.

Code of Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of SEC Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer.  A copy of our Code of Ethics is attached as Exhibit 14.1 to Auxilio’s Form 10-KSB for the year ended December 31, 2003 that was filed with the SEC on April 14, 2004 and is available upon written request to the secretary of Auxilio.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders.  John D. Pace attended the 2010 Annual Meeting of the Company’s stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Joseph J. Flynn	45	Chief Executive Officer and President
Paul T. Anthony	40	Chief Financial Officer
Simon Vermooten	50	Executive Vice President – Solutions

All officers serve at the discretion of the Board of Directors.

For additional information on Mr. Flynn, who also serves as a director of the Company, please refer to his profile set forth above under “ELECTION OF DIRECTORS”.

Paul T. Anthony was hired as the Chief Financial Officer effective January 3, 2005.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services.  During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management.  Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software.  Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller.  Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications.  Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice.  He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

Simon Vermooten joined Auxilio in 2007. He currently is the Executive Vice President – Solutions. Mr. Vermooten has over 25 years’ experience in key positions with a number of global copy/print manufacturers and service companies, including Lexmark International and IKON, his professional responsibilities included developing business and print strategy solutions for clients such as Boeing, Bank of America, Kaiser Permanente, the US Navy and the US Department of Veterans Affairs. Simon graduated from the University of Surrey in England, earning a BSc in Business and Hotel Management and a BA in Marketing. He also holds an MBA in Global Management and is a certified Six Sigma Process Professional.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by (i) our Chief Executive Officer of the Company during the last fiscal year and (ii) the two other most highly compensated executive officers or individuals in addition to the Chief Executive Officer, serving as of the most recently completed fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Joseph J. Flynn (4)	2010	$250,000	$100,000	-	$26,337	-	$376,337
Chief Executive Officer and President	2009	$84,295	$18,332	-	$87,758	-	$190,385

Paul T. Anthony (5)	2010	$203,500	$66,167	-	$109,287	$6,611	$385,565
Chief Financial Officer	2009	$185,000	$54,846	-	$162,392	$6,611	$408,849

Simon Vermooten (6)	2010	$175000	$115,000	-	$56,861	-	$346,861
Senior Executive Vice President - Sales	2009	$144,458	$41,376	-	$17,115	-	$202,949

(1)	Bonuses include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2)	A discussion of the methods used in calculation of these values may be found in Note 7 to the consolidated financial statements which is in Part 2, item 7 of our
Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC Topic 718, excluding the forfeiture assumption.

(3)	For Mr. Anthony, includes reimbursement for medical insurance payments made directly by him.

(4)	On August 31, 2009, Mr. Flynn rejoined the Company as our Chief Executive Officer.

(5)	In January 2005, Mr. Anthony joined the Company as our Chief Financial Officer.

(6)	Mr. Vermooten joined the Company in 2007.

Narrative to Summary Compensation Table

On August 5, 2009 the Board of Directors appointed Mr. Joseph J. Flynn as President and Chief Executive Officer effective August 31, 2009.  Mr. Flynn has served as a member of the Board of Directors since 2003.  He previously held the position of President and Chief Executive Officer for the Company from 2003 to 2006, having resigned to take a position as the Vice President of the Sport Group for the Nielsen Company.  In connection with his appointment as President and Chief Executive Officer, the Company and Mr. Flynn entered into that certain Executive Employment Agreement, effective as of August 31, 2009 (the “Flynn Employment Agreement”).  The Flynn Employment Agreement provides that Mr. Flynn will be employed by the Company as President and Chief Executive Officer, for an initial term beginning on August 31, 2009 and ending on December 31, 2011, at an initial base salary of $250,000, up to $100,000 per year incentive compensation and options for 250,000 shares as more specifically set forth in the Flynn Employment Agreement.  Upon termination of Mr. Flynn’s employment by the Company other than for cause or by Mr. Flynn for good reason, the Company shall continue paying Mr. Flynn’s salary for six (6) months and accelerate the vesting of Company options and/or warrants issued to Mr. Flynn.

Mr. Flynn’s 2009 Executive Bonus Plan, whereby he was eligible for a maximum bonus of $33,333 with $13,351 earned if the Company booked at least $20 million in new contracts from August through December 2009 and $18,332 earned if the Company had gross margins from existing businesses of at least 24 percent from August through December 2009.  These bonus amounts were each reduced to a 50 percent payout if the actual performance fell short of the target by 15 percent or less.  There was no payout if the actual performance fell short by more than 15 percent.  The Company did not reach the new contract target of $20 million and therefore no bonus was paid for this amount.  The Company did achieve its target of 24% gross margins from existing accounts and as a result Mr. Flynn was paid $18,332.

Mr. Flynn’s 2010 Executive Bonus Plan, whereby he was eligible to receive an annual bonus of $100,000, is based on the following; 50% if four new customer contracts are closed in 2010 and 50% if the Company has gross margins from existing businesses of at least 24 percent in 2010.  The Company did achieve both targets and as a result Mr. Flynn was paid $100,000.

In addition, Mr. Flynn is eligible to participate in an option pool that will be allocated at the discretion of the Board of Directors based on the following.  For every new contract beyond four contracts in 2010, a pool of 50,000 options should be granted with a strike price of the day they are earned, the date in which the contracts are executed.  Mr. Flynn received an option for 50,000 shares on December 31, 2010.

On March 15, 2006, the Company entered into an employment agreement with Paul T. Anthony to serve as Chief Financial Officer and Corporate Secretary.  This new agreement was effective January 1, 2006, had a term of two years, and provided for a base annual salary of $170,000.  Mr. Anthony received 75,000 options and an annual bonus when certain earnings and revenue targets were accomplished.  In November of 2007, the Company entered in to a new employment agreement with Mr. Anthony, to continue to serve as the Company’s Chief Financial Officer effective January 1, 2008.  The employment agreement has a term of two years, and provides for a base annual salary of $170,000 in year one and $185,000 in year two.  Mr. Anthony also participated in the Executive Bonus Plan whereby he was eligible to receive an annual bonus of 2.5% of positive EBITDA up to $3.5 million and 3.0% of EBITDA for amounts over $3.5 million.  In 2009 the Compensation Committee adjusted the Executive Bonus Plan.  Under the new plan, Mr. Anthony could earn a maximum bonus of $42,900 with $21,450 earned if the Company books $20 million in new contracts in 2009 and $21,450 earned if the Company had gross margins from existing businesses of 24 percent in 2009.  These bonus amounts were each reduced to a 50 percent payout if the actual performance falls short of the target by 15 percent or less.  There was no payout if the actual performance falls short by more than 15 percent.  The Company did not reach the new contract target of $20 million and therefore no bonus was paid for this amount.  The Company did achieve its target of 24% gross margins from existing accounts and as a result Mr. Anthony was paid the $21,450 plus an additional $4,258 that was allocated but not paid to departed executives.  Mr. Anthony also could earn periodic commissions of 3.0% of the net cash flow from equipment sales up to $2.5 million annually and a 3.6% commission for amounts over $2.5 million.  Mr. Anthony earned $29,138 during 2009 related to commissions.  The Company could terminate Mr. Anthony’s employment under this agreement without cause at any time on thirty days’ advance written notice, at which time Mr. Anthony would receive severance pay for six months and be fully vested in all options and warrants granted to date.

On April 2, 2010, the Company finalized and entered in to a new employment agreement with Mr. Anthony, to continue to serve as our Chief Financial Officer effective January 1, 2010.  The employment agreement has a term of two years, and provides for a base annual salary of $203,500.  Mr. Anthony also participates in the Executive Bonus Plan whereby he is eligible to receive an annual bonus of $60,000, 50% if 4 new customer contracts are closed in 2010 and 50% if the Company has gross margins from existing businesses of 24 percent in 2010.  The Company did achieve both targets and as a result Mr. Anthony was paid $60,000.

In addition, Mr. Anthony is eligible to participate in an option pool that will be allocated at the Chief Executive Officer’s discretion based on the following.  For every new contract beyond 4 contracts in 2010, a pool of 50,000 options should be granted with a strike price of the day they are earned, the date in which the contracts are executed.  Mr. Anthony received an option for 50,000 shares on December 31, 2010.

The Board of Directors also awarded Mr. Anthony an option for 150,000 shares in November, 2010.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END (1)

		Option and Warrant Awards
Name	Type of Instrument	Number of Securities Underlying Unexercised Options and Warrants Exercisable (#)	Number of Securities Underlying Unexercised Options and Warrants Unexercisable (#)(2)	Number of Securities Underlying Unexercised Options and Warrants	Equity Incentive Plan Awards	Exercise Price ($)	Expiration Date
Joseph J. Flynn	Warrant	250,000	-	-	-	$0.55	3/31/2011
	Option	83,333	-	-	-	$0.75	5/15/2013
	Option	83,333	-	-	-	$0.90	5/28/2014
	Option	100,000	-	-	-	$1.40	2/2/2016
	Option	7,500	-	-	-	$0.71	7/1/2017
	Option	5,000	-	-	-	$1.25	11/8/2017
	Option	3,333	1,667	-	-	$1.70	4/2/2018
	Option	1,667	833	-	-	$1.83	5/8/2018
	Option	1,667	833	-	-	$1.80	8/7/2018
	Option	1,667	833	-	-	$2.15	9/2/2018
	Option	1,667	833	-	-	$0.78	11/1/2018
	Option	833	1,667	-	-	$0.55	2/5/2019
	Option	833	1,667	-	-	$0.55	3/19/2019
	Option	833	1,667	-	-	$1.01	5/7/2019
	Option	84,167	168,333	-	-	$0.60	8/5/2019
	Option	833	1,667	-	-	$0.80	11/5/2019
	Option	-	50,000	-	-	$1.01	12/31/2020

Paul T. Anthony	Option	75,000	-	-	-	$1.40	2/2/2016
	Option	120,000	-	-	-	$0.47	11/9/2017
	Option	150,000	-	-	-	$1.25	11/8/2017
	Option (3)	-	150,000	-	-	$0.55	3/19/2019
	Option	83,333	166,667	-	-	$0.80	11/5/2019
	Option	-	150,000	-	-	$1.05	11/4/2020
	Option	-	50,000	-	-	$1.01	12/31/2020

Simon Vermooten	Option	125,000	-	-	-	$0.71	7/1/2017
	Option	25,000	-	-	-	$1.25	11/8/2017
	Option (3)	-	50,000	-	-	$0.55	3/19/2019
	Option	-	100,000	-	-	$1.05	8/4/2020

(1)	Options and warrants shown in this table were granted between 2003 and 2010. There have been no stock awards granted to any Named Executive Officer. As such, these columns are omitted from this Table of Outstanding Equity Awards.

(2)	All options except those marked with a (3) vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.
Warrants were performance based and vested at the discretion of the Board of Directors.

(3)	Options granted on March 19, 2009 were to vest based on two performance measures related to the Company’s revenue and EBITDA in fiscal year 2010. The performance measures were not achieved, thus these options did not vest. These options were cancelled in 2011.

DIRECTOR COMPENSATION FOR 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edward B. Case	—	—	14,454	—	—	—	14,454
Michael Joyce	—	—	12,814	—	—	—	12,814
John D. Pace (1)	72,000	—	12,814	—	—	—	84,814
Max Poll	—	—	11,689	—	—	—	11,689
Mark St. Clare	—	—	14,454	—	—	—	14,454
Michael Vanderhoof	—	—	12,813	—	—	—	12,813

(1)	John D. Pace earned fees for additional services rendered under a consulting agreement. See further disclosure under Certain Relationships and Related
Transactions.

(2)	A discussion of the methods used in calculation of these values may be found in Note 6 to the consolidated financial statements which is in Part 2, item 7 of our
2010 Annual Report on Form 10-K. Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year computed in accordance with ASC Topic 718, excluding the forfeiture assumption.

Narrative to Director Compensation Table

The Company compensates its non-employee directors for their service on the Board of Directors with an initial grant of an option to purchase 25,000 shares of Common Stock.  Each outside director also receives an option to purchase 2,500 shares of Common Stock for each board meeting and committee meeting attended.  In 2011, the Compensation Committee increased the option that each outside director acting as Chairperson of the Audit Committee and Compensation Committee to 3,500 per meeting attended.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates.  The Committee consists of Mr. Joyce, its chairperson, Mr. Pace and Mr. Vanderhoof.  No member of this committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.  The compensation of our executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

The Compensation Committee set the 2010 annual compensation for our Chief Executive Officer, Mr. Flynn.  Mr. Flynn is being paid an annual salary of $250,000.  Mr. Flynn may earn commissions and up to $100,000 annual bonus, with 50% payout for closing four new customer contracts before the end of 2010 and 50% payout for achieving gross margins from existing business of 24%.  The bonus is to be paid pro rata in August 2010 and February 2011.  In addition, Mr. Flynn will participate in an option pool that will be allocated at the Board’s discretion based on the following.  For every new contract beyond four contracts in 2010, a pool of 50,000 options should be granted with a strike price of the day they are earned, the date in which the contracts are signed and delivered.  Mr. Flynn’s bonus for the fiscal year ended December 31, 2010 will be paid in two parts, half of which is to be paid in August 2010 and the remainder to be paid in February 2011.

The Compensation Committee set Mr. Flynn’s base salary at $261,250 for the fiscal year ending December 31, 2011.  Mr. Flynn may also earn up to $100,000 in annual bonus, with 33.33% payout for closing six new customer contracts before the end of 2011, 33.33% for hitting revenue targets and 33.33% payout for achieving gross margin targets. In addition, Mr. Flynn will participate in a bonus and option pool that will be allocated at the Board’s discretion based on the following.  For every new contract beyond six contracts in 2011, a pool of $25,000 and 25,000 options should be granted with a strike price for the options on the day they are earned, the date in which the contracts are signed and delivered.

By the Compensation Committee,

April 7, 2011	Michael Joyce, Chairman
John D. Pace
Michael Vanderhoof

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2011, by (i) each current director; (ii) each executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of fiscal 2010; (iii) all our current directors and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Paul T. Anthony	475,483	2.4
Edward B. Case (3)	131,000	*
Joseph J. Flynn (4)	747,668	3.7
Michael Joyce (5)	107,500	*
John Pace (6)	138,705	*
Max Poll (7)	165,000	*
Mark St. Clare (8)	84,500	*
Michael Vanderhoof (9)	1,358,080	7.0
Simon Vermooten	150,000	*
All directors and executive officers, as a group (10)	3,358,436	13.7

*	Less than 1% of the outstanding shares of Common Stock.
(1)	The address for all officers and directors is 26300 La Alameda, Suite 100, Mission Viejo, CA 92691.

(2)	Unless otherwise indicated, the named persons possess sole voting and investmentpower with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 19,336,651 shares outstanding as of March 31, 2011, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days whose percentages are based upon the sum of shares outstanding as of
March 31, 2011 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated
in the following notes.

(3)	Includes 7,500 shares subject to stock options exercisable within 60 days.

(4)	Includes 250,000 shares subject to stock warrant agreements. Includes 3,333 shares subject to stock options exercisable within 60 days.

(5)	Includes 4,167 shares subject to stock options exercisable within 60 days.

(6)	Includes 3,333 shares subject to stock options exercisable within 60 days.

(7)	Includes 7,500 shares subject to stock options exercisable within 60 days.

(8)	Includes 7,500 shares subject to stock options exercisable within 60 days.

(9)	Michael Vanderhoof is a principal in Cambria Investment Fund, L.P. Cambria Investment Fund, L.P. currently owns 80,000 shares of Common Stock and holds warrants to purchase 426,667 shares of the Common Stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these stocks and warrants, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Cambria Investment Fund, L.P. Mr. Vanderhoof is also a principal in
Avintaquin Capital, LLC which currently owns 316,667 shares of Common Stock. Mr. Vanderhoof expressly disclaims beneficial ownership of these stocks and warrants, except to the extent he has a pecuniary interest therein resulting from his position as a principal of Avintaquin Capital, LLC. Includes 4,167 shares subject to stock options exercisable within 60 days.

(10)	Includes 252,500 shares subject to stock warrant agreements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all of the Company’s officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2009, we entered into a consulting agreement with Mr. Pace.  The agreement provides that the Company will pay Mr. Pace $6,000 per month as compensation for his services.  The agreement expired on December 31, 2010.  Total cash compensation to Mr. Pace for the years ended December 31, 2009 and 2010 was $30,000 and $72,000, respectively. This agreement was extended to December 31, 2011 and Mr. Pace’s compensation was increased to $6,500 per month effective January 2011.

The Company believes that the foregoing transactions were in its best interests.  As a matter of policy, these transactions were and all future transactions between the Company and its officers, directors, principal stockholders or their affiliates will be approved by a majority of the disinterested members of the Board of Directors, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

PROPOSAL 2

AUTHORIZATION OF THE 2011 STOCK INCENTIVE PLAN

On March 17, 2011, the Board of Directors approved the Auxilio 2011 Stock Incentive Plan (the “2011 Plan”), subject to stockholder approve at the Annual Meeting.  The Board of Directors believes that it is in the best interest of Auxilio and its stockholders to adopt a new incentive plan.  The purposes of the 2011 Plan are to enhance our ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts successful conduct and development of Auxilio’s business largely depends, and to provide additional incentives to such persons or entities to devote their utmost effort and skill to our advancement and betterment, by providing them an opportunity to participate in the ownership of Auxilio and thereby have an interest in the success and increased value of Auxilio.  A summary of the material terms of the 2011 Plan is contained below.  This summary should be read with and is subject to the specific provisions of the 2011 Plan, the full text of which is set forth as Appendix A to this Proxy Statement.  Upon stockholder approval of the 2011 Plan, no further awards will be granted under the Auxilio 2007 Stock Option Plan or Auxilio’s prior incentive compensation plans.

Stockholders are asked to approve the 2011 Plan to qualify stock options as incentive stock options for purposes of Section 422 of the Code, and to qualify certain compensation under the 2011 Plan as performance-based compensation for purposes of Section 162(m) of the Code.

Key Features of the 2011 Plan

The 2011 Plan contains features that the Board of Directors believes are consistent with the interests of our stockholders and sound governance principles.  These features include the following:

•
Administration.  The Board of Directors has general administrative authority for the Plan, and may delegate such authority to a committee of two or more members of the Board of Directors.  The Board of Directors has broad authority under the Plan including the authority to select Participants (as defined below) and determine awards, establish the terms and conditions of awards, and make certain adjustments to awards.

•
Eligibility.  All employees, members of the Board of Directors (whether or not employed by Auxilio or an affiliated company) and service providers are eligible to receive awards under the 2011 Plan, which person, upon receipt of an award, shall be referred to as a Participant.

•	Types of Awards. The Administrator may grant stock options, restricted stock or stock appreciation rights to a eligible Participants under the 2011 Plan.

•
Performance-Based Compensation.  The 2011 Plan is structured to permit awards that satisfy the performance-based compensation requirements of Section 162(m) of the Code so as to enhance deductibility of compensation provided under the 2011 Plan.

Shares Subject to the 2011 Plan and Limits on Awards

The maximum of 5,970,000 shares of Common Stock may be issued and sold under all awards, restricted or unrestricted, granted under the 2011 Plan.  The maximum number of shares of Common Stock with respect to one or more awards that may be granted to any Participant during any calendar year shall be 200,000.

Upon stockholder approval of the 2011 Plan, no further awards will be granted under the Auxilio 2007 Stock Option Plan or Auxilio’s prior incentive compensation plans.

Administration of the 2011 Plan

        The Board of Directors or a committee selected by the Board of Directors will administer the 2011 Plan.  The Committee must be comprised of at least two members of the Board of Directors.  Performance-based awards under the 2011 Plan must be made by a committee that consists solely of outside directors determined under Section 162(m) of the Code.  The term “Administrator” as used in this Proxy Statement refers to our Board of Directors.

        The Administrator shall have full power and authority, among other things:  (a) to determine the persons to whom, and the time or times at which awards shall be granted, the number of shares of Common Stock to be represented by each stock option or stock appreciation rights agreement and the number of shares of Common Stock to be subject to each restricted stock purchase agreement, and the consideration to be received by the Company upon the exercise of such stock options or stock appreciation right or sale of restricted stock; (b) to interpret the 2011 Plan; (c) to create, amend or rescind rules and regulations relating to the 2011 Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, award agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any award agreement under the 2011 Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the 2011 Plan or in any award agreement; (g) to accelerate the vesting of any award or release or waive any of Auxilio’s repurchase rights with respect to any award; (h) to extend the exercise date of any stock option or stock appreciation right (but not beyond the original expiration date); (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding award agreements to provide for, among other things, any change or modification which the Administrator could have included in the original award agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the 2011 Plan, but only to the extent not contrary to the express provisions of the 2011 Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the 2011 Plan shall be final and binding on Auxilio and all Participants.

Eligibility

Only employees of Auxilio or an affiliated company (including officers and members of the Board of Directors that are employees of Auxilio or an affiliated company) are eligible to receive incentive stock options under the 2011 Plan.  Employees, members of the Board of Directors (whether or not employed by Auxilio or an affiliated company) and service providers are eligible to receive nonqualified stock options, restricted stock or stock appreciation rights under the 2011 Plan.

Types of Awards

Awards that may be granted under the 2011 Plan include stock options, stock appreciation rights, or restricted stock.

        Stock Options.  A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share, which is referred to as the exercise price.  The exercise price of a stock option may not be less than the fair market value of a share of Common Stock on the date of grant.  The maximum term of a stock option is ten years from the date of grant.  A stock option may be either an incentive stock option or a nonqualified stock option.  Incentive stock option benefits are taxed differently from nonqualified stock options.  Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the terms of the 2011  Plan.  Incentive stock options may only be granted to employees of Auxilio and an affiliated company.

        Stock Appreciation Rights.  A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right.  The Administrator will establish the base price at the time of grant of the stock appreciation right, which may not be less than the fair market value of a share of Common Stock on the date of grant.  The maximum term of a stock appreciation right is ten years from the date of grant.

Restricted Stock.

Federal Income Tax Consequences of Awards Under the 2011 Plan

IRS Circular 230 Disclosure

To ensure compliance with requirements imposed by the IRS, we inform taxpayer that any tax discussion contained in this Proxy Statement was neither written nor intended to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code.  The tax discussion contained in this Proxy Statement was written to support the promotion or marketing of the transactions or matters addressed by this Proxy Statement.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

The following is a summary of certain United States federal income tax consequences of participation in the 2011 Plan by U.S. taxpayers.  It is not a complete description of all relevant tax features of the 2011 Plan.  Federal tax laws are complex and subject to change.  Moreover, participation in the 2011 Plan may have consequences under state and local tax laws which may vary from the federal tax consequences described below.  For such reasons, we recommend that Participants consult a personal tax advisor to determine the specific tax consequences applicable to the Participant.  We intend, and this summary assumes, that all awards granted under the 2011 Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the Participants. The 2011 Plan and any awards made under the 2011 Plan will be administered consistently with this intent. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a Participant harmless from any such taxes or penalties.

Incentive Stock Options.  The following is a discussion of the United States Federal Income Tax Consequences of an award under the Plan that qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code.

Participants will not recognize taxable income under the 2011 Plan upon either the grant or the exercise of an incentive stock option.  Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an incentive stock option, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition.  As is discussed below, the exercise of an incentive stock option also may result in items of “tax preference” for purposes of the “alternative minimum tax.”

If a Participant sells or disposes of the shares the Participant received upon the exercise of an incentive stock option more than:

• one year after the date of exercise of the stock option; and

• two years after the date of grant of the stock option;

the Participant will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid.  However, a sale, exchange, gift or other transfer of legal title of such stock before the expiration of either the one year or two year period described above will constitute a “disqualifying disposition.”  A disqualifying disposition involving a sale or exchange will result in ordinary income to you in an amount equal to the lesser of:

• the fair market value of the stock on the date of exercise minus the exercise price, or

• the amount realized on disposition minus the exercise price.

If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain.  A disqualifying disposition as a result of a gift will result in ordinary income to the Participant in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise.  Any loss realized upon a disqualifying disposition will be treated as a capital loss.  Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains).  Auxilio will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant as a result of the disqualifying disposition, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If legal title to any shares acquired upon exercise of an incentive stock option is transferred by sale, gift or exchange, such transfer of legal title will be treated as a disposition for purpose of determining whether a “disqualifying disposition” has occurred.  However, certain transfers will not be treated as dispositions for such purposes, such as transfers to an estate or by inheritance upon the Participant’s death, a mere pledge or hypothecation, or a transfer into the Participant’s name and another person as joint tenants.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year.  For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the stock option is exercised.  If the shares are sold in the same calendar year that the stock option is exercised, the regular tax treatment and the alternative tax treatment will be the same.  If the shares are sold during a year subsequent to that in which the stock option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

If the Participant is subject to the alternative minimum tax in the year the Participant exercises an incentive stock option the Participant may, subject to certain limitations, claim as a credit against the Participant’s regular tax liability in future years a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the incentive stock option.  This credit is available in the first year following the year of exercise in which the Participant has a regular tax liability.

The Administrator may permit the Participant to pay the exercise price of an incentive stock option by delivering shares of Common Stock that the Participant already owns, valued at their fair market value on the date of exercise.  Generally, if the exercise price of an incentive stock option is paid with already-owned shares or by a combination of cash and already-owned shares, the Participant will recognize no current taxable gain or loss on the already-owned shares exchanged.

A special rule applies, however, if the shares exchanged were previously acquired through the exercise of an incentive stock option and the applicable holding period requirements for favorable tax treatment of such shares have not been met at the time of the exchange.  In such event, the exchange is treated as a disqualifying disposition of such shares and will cause the Participant to recognize income in accordance with the rules described above for disqualifying dispositions.  If this special rule does not apply, then the new shares the Participant receives upon the exercise of the stock option that equal the number of old shares exchanged will have the same tax basis and holding period for capital gain purposes as the Participant’s basis and holding period in the old shares.  The balance of the shares the Participant receives upon exercise of the Participant’s stock option will have a tax basis equal to any cash the Participant paid, and if no cash was paid, the tax basis of such shares will be zero.  The holding period of the additional shares for capital gain purposes will commence on the date of exercise.  The holding period for purposes of the one-year and two-year periods described above will commence on the date of exercise as to all of the shares received upon the exercise of an incentive stock option.  If any of the shares subject to the basis allocation rules described above are subsequently transferred in a disqualifying disposition, the shares with the lowest tax basis will be treated as being transferred first.

Beginning in 2010, Auxilio is required to file a Form 3921 with the Internal Revenue Service reporting the exercise of an incentive stock option by a Participant and is required to provide a copy of such filing to the Participant.

Nonqualified Stock Options.  The following is a discussion of the United States Federal Income Tax Consequences of an award under the Plan that does not qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code, which is referred to as a nonqualified or nonstatutory stock option.

The Participant will not recognize any taxable income upon the grant of a nonstatutory stock option.  Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased exceeds, on the date of exercise, the exercise price paid for such shares.  If the Participant is an employee of the Company, the income recognized will be subject to income tax withholding by the Company out of the Participant’s  current compensation.  If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  The Company will be entitled to a tax deduction equal to the amount of ordinary income the Participant recognizes provided certain reporting requirements are satisfied, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

If the Participant pays the exercise price of a nonstatutory stock option in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized as a result of such exercise.  If the exercise price is paid by delivering shares of Common Stock that the Participant already owns or by a combination of cash and already owned shares, the Participant will recognize no current taxable gain or loss on the already owned shares exchanged.  Nevertheless, the Participant will recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above.  The new shares that Participant receives that equal the number of old shares exchanged will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares.  The balance of the shares the Participant receives will have a tax basis equal to any cash the Participant paid plus the amount of income the Participant recognizes as a result of such exercise, and will have a holding period commencing with the date of exercise.

        Upon the sale or disposition of shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term or short-term capital gain or loss if the shares have been held for more than the applicable statutory holding period.

        Stock Appreciation Rights.  The grant of an SAR will not result in taxable income to the Participant. Upon exercise of an SAR, the amount of cash or the fair market value of shares received will be taxable to the Participant as ordinary income, and a corresponding deduction will be allowed to Auxilio, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

        Restricted Stock.  The Participant will recognize ordinary income on the date that the Participant’s ownership rights vest on applicable shares included within a restricted stock award in the amount of the excess of the fair market value of the applicable shares of Common Stock on such lapse date over the amount, if any, the Participant paid us to purchase the applicable shares.  In the alternative, if the Participant timely and properly files a Section 83(b) election with the IRS, the Participant will recognize ordinary income, as of the date of purchase, for the shares of Common Stock for which an election was made in the grant in the amount by which the fair market value, as of the date of grant, of such shares purchased exceeds the purchase price, if any, paid to us. Any income recognized by a Participant who is an employee will be subject to income tax withholding by the Company out of such Participant’s current compensation.  If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to the Company for the balance of the tax withholding obligation.  Auxilio will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

        Other Requirements and Tax Consequences

This section contains only a summary of the current federal income tax treatment of certain stock-based incentive awards available under the 2011 Plan and does not cover all of the special rules and consequences, including the state, local or foreign income or other tax consequences applicable to transactions involving such awards and the underlying shares.

Approval of the 2011 Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  An abstention from voting on this matter will be treated as “present” for quorum purposes, and will have the same effect as a vote as a vote against the proposal.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2011 STOCK INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2011.  Haskell & White LLP has audited the accounts and records of the Company since 2005 to the present.  In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2011.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the years ended December 31, 2009 and 2010 were $119,780 and $111,698, respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the years ended December 31, 2009 and 2010 were $15,180 and $5,445, respectively.  These audit related services were primarily comprised of review of financial information contained in post effective amendments and prospective supplements to our outstanding registration statements and our Proxy Statement.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the years ended December 31, 2009 and 2010 were $14,899 and $775, respectively.  Tax services in 2009 comprised income tax return preparation and income tax estimated payments calculations.  Income tax return preparation services were provided by another firm in 2010.

All Other Fees

There were no other fees for other services rendered by Haskell & White LLP during the years ended December 31, 2009 and 2010.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules.  The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis.  The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.  All of the professional services rendered by Haskell & White LLP for fiscal years 2009 and 2010 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all aspects of our financial reporting, internal control and audit functions.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2010 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61).  The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications with Audit Committees Concerning Independence (Rule 3526)”.  The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit.  The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference.  In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

April 7, 2011	Edward B. Case, Chairperson
Max Poll
Mark St. Clare

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2010, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/auxilio2011.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10 K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010. REQUESTS SHOULD BE MAILED TO THE SECRETARY, AUXILIO, INC., 26300 LA ALAMEDA, SUITE 100, MISSION VIEJO, CALIFORNIA.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

AUXILIO, INC.

Mission Viejo, California	/s/ John D. Pace
April 7, 2011	John D. Pace
Chairman of the Board

ANNEX A

AUXILIO, INC.

AUDIT COMMITTEE CHARTER

I.           PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Auxilio, Inc. (the “Company”) to provide assistance to the Board in fulfilling the Board’s responsibilities to the Company’s stockholders and potential stockholders, and to the investment community, relating to the Company’s corporate accounting and financial reporting practices, as well as the quality and integrity of the Company’s audits and financial statements and reports.  The Committee’s primary duties and responsibilities are to:

•	Monitor the reliability and integrity of the Company’s financial reporting and disclosure practices and systems of internal controls;
•	Monitor the Company’s compliance with legal and financial regulatory requirements;
•	Monitor the qualifications and independence of the Company’s independent auditors;
•	Monitor the performance of the Company’s internal controls and independent auditors;
•	Provide an avenue of communication among the independent auditors, management and the Board; and
•	Prepare the Committee’s annual report for inclusion in the Company’s proxy statement.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company.  The Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts as it deems necessary in the performance of its duties, which experts need not be the same as are regularly retained by the Company to perform such functions.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (GAAP).  This is the responsibility of management and the independent auditors.

The Audit Committee shall report its activities to the full Board of Directors on a regular basis.

The Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Article IV of this Charter.

II.           COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board.

Committee members shall meet the independence and experience requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), and in applicable listing standards.  Without limiting the foregoing, each Committee member shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

In addition, all members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be financially literate, as determined in the business judgment of the Board, or shall meet such standards within a reasonable period of time after the director’s appointment to the Committee.  At least one member of the Committee shall qualify as an “audit committee financial expert,” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002.

The members of the Committee shall be appointed by the Board at the recommendation of the Board at the annual organizational meeting of the Board, and they shall continue as members of the Committee until their successors are duly appointed and qualified.  Unless a Chairperson for the Committee is appointed by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Members of the Committee shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service would not impair the ability of the member to effectively serve on the Committee and the Board discloses this determination in the Company’s proxy statement.

III.           MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet privately and separately in executive session at least two times annually with management, the executive officer heading the internal auditing staff and the independent auditors to discuss any matters that the Committee or each of these groups believes should be discussed.  The Company may require any Company officer or employee or the Company’s outside counsel or external auditor to attend any Committee meeting or to meet with any members of, or consultants to, the Committee, and to provide pertinent information as necessary.  In addition, the Committee or at least its Chairperson should meet with the independent auditors and/or management quarterly to review the Company’s financial statements.

The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting and, whenever reasonably practicable, circulate the agenda to each member prior to the meeting date.  The Committee shall maintain minutes and other relevant documentation of all its meetings.

IV.           RESPONSIBILITIES AND DUTIES

A.           Independent Auditors

1.
The independent auditors shall be directly accountable to the Committee and indirectly accountable to the Board through the Committee.  The Committee shall review the independence and evaluate the performance of the auditors and annually approve the appointment/retention of the independent auditors or approve any discharge of auditors when circumstances warrant.  The Committee shall have the sole authority to terminate the engagement of the Company’s independent auditors; provided, however, the Committee shall discontinue the Company’s engagement of the independent auditors with respect to any independent audit if the Company’s chief executive officer, chief financial officer, controller, chief accounting officer or person serving in an equivalent position was employed by the auditor and participated in any capacity in auditing of the Company during the one year period prior to initiating such independent audit.

2.
The Committee shall have the sole authority to approve the fees and other significant compensation to be paid to the independent auditors for the audit engagement, which shall include preparing or issuing the audit report and performing other audit, review or attest services for the Company, and to approve any significant non-audit engagement in accordance with the regulations promulgated by the SEC.  Such approval shall be delivered prior to the related services being performed.  In approving any non-audit engagement, the Committee must also consider whether the provision of permitted non-audit services by auditors and the amount of fees paid to auditors for such services are consistent with the auditors’ independence.

3.
The Committee shall be directly responsible for the resolution of disagreements between management and the Company’s independent auditors regarding financial reporting, and shall have final authority to determine the Company’s position with respect to any such disagreement.

4.
The Committee shall annually obtain and review a report by the independent auditors describing the independent auditors’ internal quality control procedures, and any material issues raised with respect thereto by any internal review, peer review or external investigation thereof, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

5.
The Committee shall:  (a) on an annual basis, review and discuss with the independent auditors all significant relationships they have or are proposed to have with the Company to determine whether those relationships could impair the auditors’ objectivity and independence, and obtain a written statement from the independent auditors regarding such relationships and present this statement to the Board; and (b) review, on an ongoing basis, compliance with the statutory ban on the independent auditors’ provision of non-audit services, except for the provision of tax advice and services pre-approved by the Committee.

6.
In consultation with management and the Company’s internal audit staff, the Committee shall annually consider the independent auditors’ qualifications, performance and independence, the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles and disclosure practices as applied in its financial reporting, and the independent auditors’ views about how such accounting principles and disclosure practices may affect stockholder and public views and attitudes about the Company.

7.
At least every five years, the Committee shall require the rotation of the independent auditors’ lead audit partner and reviewing audit partner, and consider the costs and benefits of switching to another firm of independent auditors.

8.
The Committee shall establish a regular schedule of meetings with the independent auditors without management present to discuss candidly any audit problems or difficulties and management’s responses to the independent auditors’ efforts to resolve such problems or difficulties.  Topics addressed in these sessions should include any adjustments proposed by the independent auditors that were rejected by management on any basis, matters referred by the independent auditors to their national offices for additional review, the contents of any management/internal control letters issued or pending by the independent auditors and the independent auditors’ candid assessment of the responsibilities, budget and staffing of the Company’s internal audit function.

9.
The Committee shall establish formal procedures for the hiring of employees and former employees of the independent auditors with the goal of preventing the prospect of future employment with the Company from influencing the current performance of the independent auditor function.

10.
The Committee shall periodically review the independent auditors’ audit plan, including scope, staffing, locations, reliance upon management, internal audit and general audit approach and the content of all audit-related services.

B.           Handling of Complaints Regarding Accounting Practices

1.
The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

2.
The Committee shall establish procedures for the receipt of complaints or reports by outside legal counsel regarding evidence of material violations of securities laws or breaches of fiduciary duties as required by the rules and regulations promulgated by the SEC.

C.           Review Procedures

1.
The Committee shall review the Company’s annual and quarterly financial statements prior to filing or distribution.  Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments, including the assessments of financial performance and critical accounting policies proposed to be set forth in the “Management’s

Discussion and Analysis of Financial Condition and Results of Operations.”  The Committee shall recommend to the Board whether the financial statements should be included in the Company’s periodic reports and its annual report to be included in the Company’s proxy statement.

2.
The Committee shall review any analyses prepared by management or the independent auditors regarding significant financial reporting issues, specifically including the judgments made by management as to the application of GAAP to the Company’s financial reporting in light of potential alternative GAAP applications.

3.
The Committee shall discuss, both internally and with the Company’s independent auditors, any earnings information or any financial information or earnings guidance provided to analysts and rating agencies prior to the release of the information.  In that connection, the Committee shall discuss the results of the audit, any significant changes to the Company’s accounting principles and any items required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.  In lieu of the full Committee’s involvement, this function may be performed by the Chairperson of the Committee or pursuant to general guidelines as to the type of information to be included in such releases and the presentation thereof.

4.	The Committee shall review with management the Company’s presentation of “pro forma,” or non-GAAP financial measures, to ensure compliance with applicable disclosure requirements.

D.           Internal Controls and Legal Compliance

1.
In consultation with the management and the independent auditors, the Committee shall on an ongoing basis consider the adequacy and integrity of the Company’s internal financial reporting processes and controls, and to review before filing any periodic report, the disclosure regarding such system of internal controls contained in the certifications by the Company’s chief executive officer and chief financial officer and the attestations or reports by the independent auditors relating to the adequacy of such internal controls contained in the Company’s annual report to be included in the Company’s proxy statement.

2.	The Committee shall establish policies and procedures to ensure that management regularly assesses the Company’s major financial risk exposure and implements plans to monitor and control such risks.

3.
The Committee shall review, as necessary, any significant changes in the Company’s selection or application of accounting principles and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies.

4.	The Committee shall review, as necessary, the effect of regulatory or accounting initiatives, as well as any off-balance sheet structures, on the Company’s financial statements.

5.	The Committee shall review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the Company’s internal audit staff, if any, as needed.

6.
The Committee shall, on an ongoing basis, review the appointment, performance, and replacement of the financial and accounting personnel and the financial and accounting personnel succession planning within the Company.

7.
On at least an annual basis, the Committee shall review with the Company’s outside counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

E.	Other Committee Responsibilities

1.
The Committee shall review and reassess the adequacy of this Charter at least annually, and submit the Charter with any recommended changes to the Board for approval and have the then-current document published at least every three years in accordance with SEC regulations.

2.
The Committee shall participate in implementing the Company’s code of conduct applicable to all directors, officers and employees that complies with both the rules and regulations promulgated by the SEC and applicable listing standards.

3.	The Committee shall annually prepare a report to stockholders as required by the SEC. The report should be included in the Company’s annual proxy statement and shall state whether the Committee has:

•	reviewed and discussed the audited financial statements with management;
•	discussed with the independent auditors the matters required to be discussed by SAS 61, as amended;
•	received certain disclosures from the auditors regarding their independence; and
•	state whether the Committee has recommended to the Board that the audited financial statements be included in the annual report on Form 10-K filed with the SEC based upon such disclosure.

4.	The Committee shall review and approve in advance any proposed related party transactions.

5.	The Committee shall obtain the advice and assistance, as appropriate, of special legal, accounting and other consultants or experts as it deems necessary in the performance of its duties.

6.	Determine appropriate funding, which the Company must provide, for payment of:

•	compensation to the independent auditors;
•	compensation to any advisers employed by the Committee (as described under item 5 above); and
•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.	The Committee shall perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

8.	The Committee shall periodically report to the Board on significant results of any of its activities.

V.           COMPENSATION

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion.  Such fees may include retainers and/or per meeting fees.  Fees may be paid in such form of consideration as is determined by the Board.

Members of the Committee (and their family members) may not receive any compensation, including fees for professional services, from the Company except the fees that they receive for service as a member of the Board and any committee thereof and reasonable expense reimbursements.

ANNEX B

AUXILIO, INC.

2011 STOCK INCENTIVE PLAN

This 2011 Stock Incentive Plan (the “Plan”) is hereby established by Auxilio, Inc., a Nevada corporation (the “Company”), and adopted by its Board of Directors as of March 17, 2011 (the “Effective Date”).

ARTICLE 1.

PURPOSES OF THE PLAN

1.1 Purposes.  The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 Administrator.  “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 Affiliated Company.  “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award.  “Award” means any Option, Restricted Stock or Stock Appreciation Right granted to a Participant under the Plan.

2.4 Award Agreement.  “Award Agreement” means any Option Agreement, Restricted Stock Purchase Agreement or Stock Appreciation Rights Agreement entered into between the Company and a Participant under the Plan.

2.5 Base Value.  “Base Value” shall have the meaning set forth in Section 7.3 hereof.

2.6 Board.  “Board” means the Board of Directors of the Company.

2.7 Cause.  “Cause” shall, unless otherwise defined in a Participant’s written employment agreement or Award Agreement, mean: (a) the commission of any act of fraud, embezzlement or dishonesty by Participant which adversely affects the business of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (b) any unauthorized use or disclosure by Participant of confidential information or trade secrets of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (c) the refusal or omission by the Participant to perform any duties required of him if such duties are consistent with duties customary for the position held with the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (d) any act or omission by the Participant involving malfeasance or gross negligence in the performance of Participant’s duties to, or deviation from any of the policies or directives of, the Company or the acquiring or successor entity (or parent or any subsidiary thereof), (e) conduct on the part of Participant which constitutes the breach of any statutory or common law duty of loyalty to the Company, the acquiring or successor entity (or parent or any subsidiary thereof), or (f) any illegal act by Participant which adversely affects the business of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), or any felony committed by Participant, as evidenced by conviction thereof.

2.8 Change in Control.  “Change in Control” means the occurrence of any of the following:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company, provided, however, that a Change in Control shall not result upon such acquisition of beneficial ownership if such acquisition occurs as a result of a public offering of the Company’s securities or any financing transaction or series of financing transactions;

(b) The consummation of a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing at least fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing at least fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s).

2.9 Code.  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and applicable Treasury Regulations and administrative guidance promulgated thereunder.

2.10 Committee.  “Committee” means a committee of two or more members of the Board appointed to administer the Plan pursuant to Section 8.1 hereof.

2.11 Common Stock.  “Common Stock” means the Common Stock of the Company, $0.00005 par value per share.

2.12 Company.  “Company” shall have the meaning set forth in the preamble to this Plan.

2.13 Consultant.  “Consultant” means any consultant or advisor if:  (a) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.14 Continuous Service.  Unless otherwise provided in an Award Agreement, the terms of which may be different from the following, “Continuous Service” means (a) Participant’s employment by either the Company or any Affiliated Company, or by successor entity following a Change in Control, which is uninterrupted except for vacations, illness (not including permanent Disability), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, as applicable, (b) service as a member of the Board until the Participant resigns, is removed from office, or Participant’s term of office expires and he or she is not reelected, or (c) so long as the Participant is engaged as a Consultant or other Service Provider.
2.15 Disability.  “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.  The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.|
2.16 Effective Date.  “Effective Date” shall have the meaning set forth in the preamble to this Plan.

2.17 Established Securities Market.  “Established Securities Market” means either:  (a) a securities exchange registered with the Securities and Exchange Commission under Section 6 of the Exchange Act; (b) a foreign national securities exchange officially recognized, sanctioned or supervised by governmental authority; or (c) an OTC Market.

2.18 Exchange Act.  “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.19 Exercise Price.  “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.20 Fair Market Value.  “Fair Market Value” on any given date means the value of a share of Common Stock, determined as follows:

(a) If the Common Stock is then readily tradable on an Established Securities Market, the Fair Market Value shall be determined by the Administrator through the application of a valuation method permitted under Treasury Regulation Section 1.409A-1(b)(5)(iv)(A); and

(b) If the Common Stock is not then readily tradable on an Established Securities Market, the Fair Market Value shall be determined by the Administrator in good faith through the reasonable application of a reasonable valuation method in accordance with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), which determination shall be conclusive and binding on all interested parties.

2.21 FINRA Dealer.  “FINRA Dealer” means a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc.

2.22 Incentive Option.  “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.23 New Incentives.  “New Incentives” shall have the meaning set forth in Section 9.1(a) hereof.

2.24 Nonqualified Option.  “Nonqualified Option” means any Option that is not an Incentive Option.  To the extent any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including without limitation, for failure to meet the requirements applicable to 10% Shareholders or because the annual limit described in Section 5.6 hereof is exceeded, it shall to that extent constitute a Nonqualified Option.

2.25 Option.  “Option” means any option to purchase Common Stock granted pursuant to Article 5 hereof.

2.26 Option Agreement.  “Option Agreement” means the written agreement entered into between the Company and an Optionee with respect to an Option granted under the Plan.

2.27 Optionee.  “Optionee” means a Participant who holds an Option.

2.28 OTC Market.  “OTC Market” means an over-the-counter market reflected by the existence of an interdealer quotation system.

2.29 Participant.  “Participant” means an individual that holds an Option, Restricted Stock or Stock Appreciation Right granted pursuant to the Plan.

2.30 Plan.  “Plan” means this 2011 Stock Incentive Plan of the Company.

2.31 Publicly Held.  “Publicly Held” means, with respect to the Company, any point in time in which any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

2.32 Purchase Price.  “Purchase Price” means the purchase price payable to purchase a share of Restricted Stock.

2.33 Repurchase Rights.  “Repurchase Rights” means the right of the Company to repurchase shares of Common Stock issued pursuant to an Award granted under the Plan.

2.34 Restricted Stock.  “Restricted Stock” means shares of Common Stock issued pursuant the Plan, subject to any restrictions and conditions as are established pursuant to Article 6 hereof.

2.35 Restricted Stock Purchase Agreement.  “Restricted Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Stock under the Plan.

2.36 Securities Act.  “Securities Act” means the Securities Act of 1933, as amended.

2.37 Service Provider.  “Service Provider” means a Consultant or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to:  (a) the Company; (b) an Affiliated Company; or (c) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.38 Stock Appreciation Right.  “Stock Appreciation Right” means a contractual right granted to a Participant pursuant to Article 7 hereof, the exercise or settlement of which entitles the Participant to receive shares of Common Stock, cash, or a combination of Common Stock and cash, equal to the difference between the Base Value per share of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock on the date of exercise or settlement, multiplied by the number of shares subject to the Stock Appreciation Right at such time, and subject to such conditions set forth in this Plan and the applicable Stock Appreciation Rights Agreement.

2.39 Stock Appreciation Rights Agreement.  “Stock Appreciation Rights Agreement” means the written agreement entered into between the Company and a Participant with respect to a Stock Appreciation Right granted under the Plan.

2.40 10% Shareholder.  “10% Shareholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company measured as of an Incentive Option’s date of grant.

2.41 Treasury Regulations.  “Treasury Regulations” shall mean the regulations of the United States Treasury Department promulgated under the Code.

ARTICLE 3.

ELIGIBILITY

3.1 Incentive Options.  Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options, Restricted Stock and Stock Appreciation Rights.  Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Restricted Stock or Stock Appreciation Rights under the Plan.

3.3 Section 162(m) Limitation.  No employee of the Company or of an Affiliated Company shall be eligible to be granted Options or Stock Appreciation Rights covering more than $250,000 of shares of Common Stock during any calendar year; provided, however, the preceding limitation shall not apply until the earliest time required for compensation attributable to Options or Stock Appreciation Rights granted under the Plan to be exempt from the deduction limitation of Section 162(m) of the Code.

ARTICLE 4.

PLAN SHARES

4.1 Shares Subject to the Plan.  As of the Effective Date, there are 5,970,000 total shares of Common Stock that may be issued pursuant to Awards granted under the Plan.  Of this total, 5,970,000 are available for issuance pursuant to Incentive Options.  For purposes of this Section 4.1, in the event that (a) all or any portion of any Award granted or offered under the Plan can no longer under any circumstances be exercised or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Award Agreement, the shares of Common Stock allocable to the unexercised portion of such Award, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

4.2 Changes in Capital Structure.  In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be automatically made to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the exercise price or purchase price per share subject to outstanding Award Agreements, and the limits on the number of shares under Sections 3.3 and 4.1 hereof, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1 Option Agreement.  Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option.  As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option is granted.  Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement.  Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price.  The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, provided that (a) the Exercise Price shall not be less than 100% of the Fair Market Value per share of Common Stock on the date the Option is granted, and (b) in the case of an Incentive Option granted to a 10% Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the Incentive Option is granted.  However, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424 of the Code, as applicable.

5.3 Payment of Exercise Price.  Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any restrictions under applicable corporate law, by:

(a) cash;

(b) check;

(c) surrender of shares of Common Stock acquired pursuant to the exercise of an Option, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise;

(d) delivery of a promissory note in a form and with such recourse, interest, security and other provisions as the Administrator determines to be appropriate (subject to applicable corporate law);

(e) cancellation of indebtedness of the Company to the Optionee;

(f) waiver of compensation due or accrued to the Optionee for services rendered;

(g) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company;

(h) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an FINRA Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or

(i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

5.4 Term and Termination of Options.  The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.  An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options.  Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation, the achievement of specified performance goals or objectives, as shall be determined by the Administrator.  Following the termination of the Optionee’s Continuous Service, the Optionee shall have the right to exercise vested Options in the manner specified below.

(a)           Should the Optionee cease to remain in Continuous Service for any reason other than death, Disability or for Cause, then the Optionee shall have a period of three (3) months from the date of such cessation of Continuous Service during which to exercise each outstanding Option held by such Optionee.

(ii)           Should the Optionee’s Continuous Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months from the date of such cessation of Continuous Service during which to exercise each outstanding Option held by such Optionee.

(iii)           If the Optionee dies while holding an outstanding Option, then the personal representative of his or her estate or the person or persons to whom the Option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that Option shall have a twelve (12)-month period from the date of the Optionee’s death to exercise such Option.

(iv)           Under no circumstances, however, shall any such Option be exercisable after the specified expiration of the Option term.

(v)           During the applicable post-Continuous Service exercise period, the Option may not be exercised in the aggregate for more than the number of vested portion for which the Option is exercisable on the date of the Optionee’s cessation of Continuous Service.  No additional shares shall vest under the Option following the Optionee’s cessation of Continuous Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding.

(vi)           Should the Optionee’s Continuous Service be terminated for Cause while holding one or more outstanding Options under the Plan, then all those Options shall terminate immediately and cease to remain outstanding.

5.6 Annual Limit on Incentive Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, if the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company becomes exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such excess shall be a Nonqualified Option.

5.7 Nontransferability of Options.  Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order, and during the life of the Optionee shall be exercisable only by such Optionee.  Notwithstanding the foregoing, the Administrator may grant Nonqualified Options that may be transferred to a revocable trust or as otherwise permitted under Rule 701 of the Securities Act.

5.8 Rights as Shareholder.  An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and shares purchased upon such exercise have been issued to such person.

5.9 Unvested Shares.  The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

5.10 Company’s Repurchase Right.  In the event of a termination of an Optionee’s Continuous Service for any reason whatsoever (including death or Disability), the Option Agreement may provide, in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise of an Option on such terms as may be provided in the Option Agreement.  The repurchase price for shares repurchased by the Company shall be as set forth in the document evidencing the Repurchase Right, subject to the following requirements:

(a) In the case of vested shares, the repurchase price shall be equal to the Fair Market Value per share of Common Stock as of the date of termination of Optionee’s Continuous Service; and

(b) In the case of unvested shares, the repurchase price may be equal to one of the following: (i) the Fair Market Value per share of Common Stock as of the date of termination of Optionee’s Continuous Service, (ii) the Exercise Price paid per share, or (iii) the lesser of (A) the Exercise Price paid per share, or (B) the Fair Market Value per share of Common Stock as of the date of termination of Optionee’s Continuous Service.

The terms upon which the Company’s Repurchase Right shall be exercisable (including but not limited to the period and procedure for exercise and the timing and method of payment for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such Repurchase Right.

5.11 Compliance with Code Section 409A.  Notwithstanding anything in this Article 5 to the contrary, all Options are intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 6.

RESTRICTED STOCK

6.1 Issuance and Sale of Restricted Stock.  The Administrator shall have the authority to grant Restricted Stock under this Plan, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.  The Purchase Price (if any) of Restricted Stock shall be determined by the Administrator in its sole discretion.

6.2 Restricted Stock Purchase Agreements.  A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Purchase Agreement until the Participant has paid the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Restricted Stock Purchase Agreement.  Each Restricted Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.  Each Restricted Stock Purchase Agreement may be different from each other Restricted Stock Purchase Agreement.

6.3 Payment of Purchase Price.  Subject to any restrictions under applicable corporate law, payment of the Purchase Price may be made, in the discretion of the Administrator, by:

(a) cash;

(b) check;

(c) surrender of shares of Common Stock owned by the Participant, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance;

(d) delivery of a promissory note in a form and with such recourse, interest, security and other provisions as the Administrator determines to be appropriate (subject to applicable corporate law);

(e) cancellation of indebtedness of the Company to the Participant;

(f) the waiver of compensation due or accrued to the Participant for services rendered; or

(g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

6.4 Rights as a Shareholder.  Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to a Restricted Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Purchase Agreement.  Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Restricted Stock Purchase Agreement.

6.5 Transfer Restrictions.  Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Restricted Stock Purchase Agreement.

6.6 Company’s Repurchase Right.  In the event of a termination of a Participant’s Continuous Service with the Company for any reason whatsoever (including death or Disability), the Restricted Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to a Restricted Stock Purchase Agreement, on such terms as may be provided in the Restricted Stock Purchase Agreement.  The repurchase price for shares repurchased by the Company shall be as set forth in the document evidencing the Repurchase Right, subject to the following requirements:

(a) In the case of vested shares, the repurchase price shall be equal to the Fair Market Value per share of Common Stock as of the date of termination of Participant’s Continuous Service; and

(b) In the case of unvested shares, the repurchase price may be equal to one of the following: (i) the Fair Market Value per share of Common Stock as of the date of termination of Participant’s Continuous Service, (ii) the original Purchase Price paid per share, if any, or (iii) the lesser of (A) the original Purchase Price paid per share, if any, or (B) the Fair Market Value per share of Common Stock as of the date of termination of Participant’s Continuous Service.

The terms upon which such Repurchase Right shall be exercisable (including but not limited to the period and procedure for exercise and the timing and method of payment for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such Repurchase Right.

6.7 Vesting of Restricted Stock.  Subject to Section 6.5 above, the Restricted Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

6.8 Dividends.  If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

6.9 Compliance with Code Section 409A.  Notwithstanding anything in this Article 6 to the contrary, all Restricted Stock Awards are intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights.  The Administrator shall have the authority to grant Stock Appreciation Rights subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant.  Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant, or that provides for the automatic settlement of the right upon a specified date or event, for shares of Common Stock, cash or a combination of Common Stock and cash.

7.2 Stock Appreciation Rights Agreements.  Each Stock Appreciation Right granted pursuant to this Plan shall be evidenced by a Stock Appreciation Rights Agreement, which shall specify the number of shares subject thereto, vesting provisions relating to such Stock Appreciation Right, the Base Value per share, and whether the Stock Appreciation Right shall be exercisable or subject to settlement for shares of Common Stock, cash or a combination of Common Stock and cash.  As soon as is practicable following the grant of a Stock Appreciation Right, a Stock Appreciation Rights Agreement shall be duly executed and delivered by or on behalf of the Company to the Participant to whom such Stock Appreciation Right was granted.  Each Stock Appreciation Rights Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to a Stock Appreciation Right.  Each Stock Appreciation Rights Agreement may be different from each other Stock Appreciation Rights Agreement.

7.3 Base Value.  The Base Value per share of Common Stock covered by each Stock Appreciation Right shall be determined by the Administrator, except that the Base Value of a Stock Appreciation Right shall not be less than 100% of Fair Market Value of the Common Stock on the date the Stock Appreciation Right is granted.

7.4 Term and Termination of Stock Appreciation Rights.  The term and provisions for termination of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right may be exercisable or subject to settlement more than ten (10) years after the date it is granted.

7.5 Vesting and Exercise of Stock Appreciation Rights.  Each Stock Appreciation Right shall vest, and become exercisable or subject to settlement, in one or more installments at such time or times and shall be subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.  Notwithstanding the foregoing, each Stock Appreciation Right granted to an employee of the Company or Affiliated Company, on a basis that allows the right to be exercised by the employee, shall provide that the employee shall have the right to exercise the vested portion of such right held at the termination of the employee’s Continuous Service for at least thirty (30) days following termination of the employee’s Continuous Service for any reason other than Cause and that the employee (or employee’s designee) shall have the right to exercise the Stock Appreciation Right for at least six (6) months if such termination of the employee’s Continuous Service is due to the death or Disability of the employee.

7.6 Payment of Appreciation.  A Stock Appreciation Right will entitle the holder, upon exercise or settlement of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying:  (a) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or settlement of the Stock Appreciation Right over the Base Value of such Stock Appreciation Right, by (b) the number of shares as to which such Stock Appreciation Right is exercised or settled.  Upon exercise or settlement, payment of the appreciation determined under the preceding formula shall be made in shares of Common Stock, cash, or a combination of both shares and cash, as set forth in the Stock Appreciation Rights Agreement in the discretion of the Administrator.  To the extent that payment is made in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise or settlement.

7.7 Nontransferability of Stock Appreciation Rights.  Except as otherwise provided by the Administrator in an Stock Appreciation Rights Agreement and as permissible under applicable law, no Stock Appreciation Right shall be assignable or transferable except by will, the laws of descent and distribution or pursuant to a domestic relations order, and during the life of the Participant shall be exercisable only by such Participant. Notwithstanding the forgoing, the Administrator may grant Stock Appreciation Rights that may transfer to a revocable trust or as otherwise permitted under Rule 701 of the Securities Act.

7.8 Rights as a Shareholder.  A Participant shall have no rights or privileges as a shareholder with respect to any shares covered by a Stock Appreciation Right until such Stock Appreciation Right has been duly exercised or settled and certificates representing shares issued upon such exercise or settlement have been issued to such person.

7.9 Unvested Shares.  The Administrator shall have the discretion to grant Stock Appreciation Rights that may be exercised or settled for unvested shares of Common Stock on such terms and conditions as the Administrator shall determine from time to time.

7.10 Company’s Repurchase Right.  In the event of a termination of a Participant’s Continuous Service for any reason whatsoever (including death or Disability), the Stock Appreciation Rights Agreement may provide, in the discretion of the Administrator, that the Company, or its assignee, shall have the right, exercisable at the discretion of the Administrator, to repurchase shares of Common Stock acquired pursuant to the exercise or settlement of a Stock Appreciation Right on such terms as may be provided in the Stock Appreciation Right Agreement.  The repurchase price for shares repurchased by the Company shall be equal to the Fair Market Value per share of Common Stock as of the date of termination of Participant’s Continuous Service.  The terms upon which such Repurchase Right shall be exercisable (including but not limited to the period and procedure for exercise and the timing and method of payment for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such Repurchase Right.

7.11 Compliance with Code Section 409A.  Notwithstanding anything in this Article 7 to the contrary, all Stock Appreciation Rights Awards are intended to be structured to satisfy the requirements of Code Section 409A, or an applicable exemption, as determined by the Administrator.

ARTICLE 8.

ADMINISTRATION OF THE PLAN

8.1 Administrator.  Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board.  Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.

8.2 Powers of the Administrator.  In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority:  (a) to determine the persons to whom, and the time or times at which Awards shall be granted, the number of shares of Common Stock to be represented by each Option or Stock Appreciation Rights Agreement and the number of shares of Common Stock to be subject to each Restricted Stock Purchase Agreement, and the consideration to be received by the Company upon the exercise of such Options or Stock Appreciation Right or sale of Restricted Stock; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any Repurchase Rights of the Company with respect to any Award; (h) to extend the exercise date of any Option or Stock Appreciation Right (but not beyond the original expiration date); (i) to provide for rights of first refusal and/or Repurchase Rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

8.3 Section 409A of the Code.  Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Article 8 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Article 8 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code; and (c) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Article 8 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the time of grant to be subject thereto.

8.4 Limitation on Liability.  No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith.  To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 9.

CHANGE IN CONTROL

9.1 Change in Control.  In order to preserve a Participant’s rights with respect to any outstanding Awards in the event of a Change in Control of the Company:

(a) Vesting of all outstanding Options and Stock Appreciation Rights shall accelerate automatically effective as of immediately prior to the consummation of the Change in Control unless the Options and Stock Appreciation Rights are to be assumed by the acquiring or successor entity (or parent or subsidiary thereof) or new options or new stock appreciation rights under a new stock incentive program (“New Incentives”) of comparable value are to be issued in exchange therefor, as provided in subsection (b) below.

(b) Vesting of outstanding Options and Stock Appreciation Rights shall not accelerate if and to the extent that:  (i) the Options and Stock Appreciation Rights (including the unvested portions thereof) are to be assumed by the acquiring or successor entity (or parent or subsidiary thereof) are to be replaced by the acquiring or successor entity (or parent or subsidiary thereof) with New Incentives of comparable value containing such terms and provisions as the Administrator in its discretion may consider equitable.  If outstanding Options or Stock Appreciation Rights are assumed, or if New Incentives of comparable value are issued in exchange therefor, then each such Option, Stock Appreciation Right or New Incentive shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Participant, as the case may be, would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Stock Appreciation Right had the Option or Stock Appreciation Right been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Exercise Price such that the aggregate Exercise Price of each such Option or new option and the aggregate Base Value of each such Stock Appreciation Right or new stock appreciation right shall remain the same as nearly as practicable.

(c) If any Option or Stock Appreciation Right is assumed by an acquiring or successor entity (or parent or subsidiary thereof) or a New Incentive of comparable value is issued in exchange therefor pursuant to the terms of a Change in Control transaction, then if so provided in the Option Agreement or Stock Appreciation Rights Agreement, the vesting of the Option, Stock Appreciation Right, or the New Incentive shall accelerate if and at such time as the Participant’s service as an employee, director, officer, Consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of the Change in Control, pursuant to such terms and conditions as shall be set forth in the Option Agreement or Stock Appreciation Rights Agreement.

(d) If vesting of outstanding Options or Stock Appreciation Rights will accelerate pursuant to subsection (a) above, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each such Option or Stock Appreciation Right for an amount of cash or other property having a value equal to the difference (or “spread”) between:  (i) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Stock Appreciation Right had such Option or Stock Appreciation Right been exercised immediately prior to the Change in Control, and (ii) the Exercise Price of the Option or Stock Appreciation Right.

(e) Notwithstanding Sections 9.1(a)-(d) above, the Administrator shall have the discretion to provide in each Option Agreement or Stock Appreciation Rights Agreement other terms and conditions that relate to (i) vesting of the Option or Stock Appreciation Right in the event of a Change in Control, and (ii) assumption of such Option or Stock Appreciation Right or issuance of comparable securities or New Incentives in the event of a Change in Control.  The aforementioned terms and conditions may vary in each Option Agreement or Stock Appreciation Rights Agreement, and may be different from and have precedence over the provisions set forth in Sections 9.1(a) - 9.1(d) above.

(f) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options and Stock Appreciation Rights are assumed by the successor entity (or parent or subsidiary thereof) pursuant to the terms of the Change in Control transaction.

(g) If outstanding Options or Stock Appreciation Rights will not be assumed by the acquiring or successor entity (or parent or subsidiary thereof), the Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

(h) All Repurchase Rights of the Company under this Plan shall automatically terminate immediately prior to the consummation of such Change in Control, and the shares of Common Stock subject to such terminated Repurchase Rights shall immediately vest in full, except to the extent that:  (i) in connection with such Change in Control, the acquiring or successor entity (or parent or subsidiary thereof) provides for the continuance or assumption of the Restricted Stock Purchase Agreements (or such other agreements evidencing the Company’s Repurchase Right, as applicable) or the substitution of new agreements of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and purchase price, or (ii) such accelerated vesting is precluded by other limitations imposed by the Administrator in the Restricted Stock Purchase Agreement (or such other agreement evidencing the Company’s Repurchase Right, as applicable) at the time the shares are issued.  If the Repurchase Rights shall terminate pursuant to this subsection (h), then the Administrator shall cause written notice of the proposed Change in Control transaction to be given to the effected Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

(i) The Administrator in its discretion may provide in any Restricted Stock Purchase Agreement (or such other agreement evidencing the Company’s Repurchase Right, as applicable) that if, upon a Change in Control, the acquiring or successor entity (or parent or subsidiary thereof) provides for the continuance or assumption of such Restricted Stock Purchase Agreement (or such other agreement evidencing the Company’s Repurchase Right, as applicable) or the substitution of new agreements of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and purchase price), then any Repurchase Right provided for in such Restricted Stock Purchase Agreement (or such other agreement evidencing the Company’s Repurchase Right, as applicable) shall terminate, and the shares of Common Stock subject to the terminated Repurchase Right or any substituted shares shall immediately vest in full, if the Participant’s service as an employee, director, officer, Consultant or other Service Provider to the acquiring or successor entity (or a parent or subsidiary thereof) is terminated involuntarily or voluntarily under certain circumstances within a specified period following consummation of a Change in Control pursuant to such terms and conditions as shall be set forth in the Restricted Stock Purchase Agreement (or such other agreement evidencing the Company’s Repurchase Right, as applicable).

ARTICLE 10.

AMENDMENT AND TERMINATION OF THE PLAN

10.1 Amendments.  The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable.  No such alteration, amendment, suspension or termination shall be made which shall (i) substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent, or (ii) cause this Plan, or any Award granted pursuant to it, to violate Code Section 409A.  The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options that give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption.  Upon any such alteration or amendment, any outstanding Award granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to a Participant pursuant to such terms and conditions.

10.2 Plan Termination.  Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 11.

TAXES

11.1 Tax Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options or Stock Appreciation Rights exercised or shares of Restricted Stock issued under this Plan.  To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or Stock Appreciation Right or as a result of the purchase of or lapse of restrictions on shares of Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant.  The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

ARTICLE 12.

MISCELLANEOUS

12.1 Benefits Not Alienable.  Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily.  Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

12.2 No Enlargement of Employee Rights.  This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant.  Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.3 Application of Funds.  The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.4 Financial Reports.  At least annually, the Company shall provide to each Participant who holds one or more Awards, and in the case of an individual who acquires shares pursuant to the Plan, during the period such individual owns such shares, summary financial information relating to the Company’s financial condition and results of operations to the extent required under Rule 701(e) of the Securities Act.

12.5 Shareholder Approval.  The Company shall obtain shareholder approval of the Plan within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

Auxilio, Inc
26300 La Alameda, Suite 100
Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Joseph J. Flynn and Paul T. Anthony the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Auxilio, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at V’uz Restaurant, 12234 S. Draper Gate Drive, Draper, Utah 84020  on May 19, 2011, at 4:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL 1

1.           ELECTION OF DIRECTORS:

☐	FOR	☐	WITHHOLD AUTHORITY
	all nominees listed below (except as marked to the contrary below)		To vote for all nominees listed below

Election of the following nominees as directors:  Edward B. Case, Joseph J. Flynn, Michael Joyce, John D. Pace, Max Poll, Mark St. Clare and Michael Vanderhoof.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)
________________

2.           APPROVAL OF THE 2011 STOCK INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN

Approval of the 2011 Stock Incentive Plan
________________

3.           RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐	FOR	☐	AGAINST	☐	ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company’s independent auditors.

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:
______________________________________, 2011

(Signature)

Please sign exactly as the name appears above.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the President or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY.  IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.